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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 16, 1997


                                BIO-PLEXUS, INC.
             (Exact name of Registrant as specified in its Charter)

           Connecticut              0-24128                     06-1211921
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
        of Incorporation)                                    Identification No.)

                  384 Q Merrow Road, Tolland, Connecticut 06084
               (Address of Principal Executive Offices) (zip code)

                                 (860) 871-8601
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5. - OTHER EVENTS

         The Common Stock of Bio-Plexus, Inc. (the "Company") began listing on the Nasdaq SmallCap Market on February 20, 1997. The stock had previously been listed on the Nasdaq National Market. As noted in the Company's Form 10-Q for the quarter ended June 30, 1997, the Company was not in compliance with the minimum net tangible asset requirement of $1,000,000 on June 30, 1997. However, since that date, the holders of certain of the Company's convertible debentures have effected additional conversions to common stock, and a private placement by the Company of both preferred and common stock is in process as of this filing date. The combination of these transactions has increased the Company's net tangible assets to a level that exceeds the minimum requirements. Financial statements reflecting these transactions are included (Exhibit 99.2) for reference.

         Net Loss per Common Share

         The terms of conversion of the Series A Preferred stock issued during the two months ended August 31, 1997 afforded the holders a conversion price lower than the market price of the common stock at the time of issuance. The difference between the conversion price and market price is an imputed dividend for purposes of calculating net loss per common share although no assets of the Company will ever be expended. The imputed dividend amounts to $500,000, and had the effect of increasing the loss per share for the two months ended August 31, 1997 by $.06. It should be noted that the imputed dividend has been given no other accounting recognition in the financial statements of the Company for that period and there will be no recognition given in the future.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements
                    Not Applicable

         (b)      Pro Forma Financial Information
                    Not Applicable

         (c)      Exhibits
                    The following exhibits are filed as part of this report:


EXHIBIT NO.  DESCRIPTION

27.1         Financial Data Schedule for period ended August 31, 1997

99.2         Financial Statements related to Nasdaq SmallCap Market Listing

             (a)      Condensed Balance Sheet at August 31, 1997

             (b) Condensed Statement of Operations for two months ended August 31, 1997
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIO-PLEXUS, INC.

                                         /s/ LAWRENCE C. KRAMPERT
                                      By_________________________
                                           Lawrence C. Krampert
                                            Chief Executive Officer



                                         /s/ CARL R. SAHI
                                      By_________________________
                                            Carl R. Sahi
                                             President, and Treasurer (Chief
                                              Financial Officer)
Date:  September 16, 1997
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                                BIO-PLEXUS, INC.

                                 EXHIBIT INDEX


Exhibit No.     Description

27.1            Financial Data Schedule for period ended August 31, 1997

99.2            Financial Statements related to Nasdaq SmallCap Market listing

                (a)  Condensed Balance Sheet at August 31, 1997

                (b) Condensed Statement of Operations for two months ended August 31, 1997
